FOR IMMEDIATE RELEASE

                                                                                        PRESS RELEASE

Optimal Group Announces Third Quarter 2007 Results

Montreal, Quebec, November 6, 2007—Optimal Group Inc. (NASDAQ:OPMR) today announced its financial results for the third quarter ended September 30, 2007. All references are in U.S. dollars.

Revenues for the third quarter ended September 30, 2007 were $27.6 million compared to $53.3 million for the third quarter ended September 30, 2006.

Adjusted earnings for the third quarter were $3.2 million or $0.13 per share compared to $14.2 million or $0.56 per diluted share for the comparable period in 2006.

Adjusted earnings is a non-GAAP (generally accepted accounting principles) financial measure that excludes foreign exchange gains and losses, discontinued operations, impairment losses, restructuring costs, stock-based compensation and amortization of intangibles pertaining to transaction processing. A reconciliation of Optimal's adjusted earnings is included in Annex A to the Company's consolidated financial statements attached below.

Net loss in the third quarter ended September 30, 2007 was $0.4 million or $0.02 per share compared to net earnings of $1.9 million or $0.08 per diluted share in the third quarter ended September 30, 2006.

As previously announced, immediately following the enactment of the Unlawful Internet Gambling Enforcement Act of 2006 (the “Act”) on October 13, 2006, the Company’s then majority-owned subsidiary, FireOne Group plc (now known as Optimal Payments (Ireland) Limited), ceased to process settlement transactions originating from United States consumers. The passage of the Act had and will continue to have for at least the short term, a significant negative impact on the financial results of Optimal Payments, and hence the Company. The foregoing statements should be considered in this context.

Optimal Group Announces Third Quarter 2007 Results

Optimal's consolidated balance sheet remains strong. At September 30, 2007, the Company had:

➢

cash and cash equivalents, restricted cash, cash held as reserves, short-term investments (including amounts held in reserve) and settlement assets, net of customer reserves and security deposits, of $123.1 million, or $5.16 per issued and outstanding share. Restricted cash represents the $19.2 million (or $0.80 per issued and outstanding share) mentioned below under “U.S. Gaming Payment Processing”;

➢	working capital, excluding cash and short-term investments held as reserves and restricted cash, of $78.1 million; and
➢	shareholders' equity of $220.6 million, or $9.24 per issued and outstanding share.

Use of Adjusted Earnings per Diluted Share

In addition to the financial measures prepared in accordance with GAAP, Optimal uses certain non-GAAP financial measures, including adjusted earnings per diluted share. Optimal believes that the inclusion of such measures helps investors to gain a better understanding of its core operating results and is consistent with how management measures the Company’s operational and financial performance, especially when comparing such results to previous periods.

U.S. Gaming Payment Processing

As stated above, immediately following the enactment of the Act on October 13, 2006, the Company’s then majority-owned subsidiary, FireOne Group plc, ceased to process settlement transactions originating from United States consumers.

Following announcements by the U.S. Attorney’s office in the Southern District of New York relating to its investigation of the U.S. Internet gambling industry, the Company initiated discussions with the U.S. Attorney’s office in the Southern District of New York and is in the process of responding to a voluntary request for information issued by the U.S. Attorney’s office. In connection with such ongoing investigation, the Company announced on May 11, 2007 that it had received a copy of warrants of seizure issued by the U.S. Attorney’s Office against funds of certain payment processors that were on deposit with two U.S. banks. These funds included monies that were on deposit to the credit of Company subsidiaries of $19.2 million, which are presented as restricted cash on the Company’s consolidated balance sheet.

Renewal of Share Buyback Plan

Optimal’s Board of Directors has approved the renewal of the Company’s stock buyback program, which will expire on November 20, 2007.  Optimal will be authorized under the renewed program to purchase up to 5% of the Company’s outstanding Class “A” shares during the 12 months following the publication of a notice of intention in respect of the purchases. By making such purchases, the number of Class “A” shares in circulation will be reduced and the proportionate share interest of all remaining holders of Class “A”

Optimal Group Announces Third Quarter 2007 Results

shares will be increased on a pro rata basis. Optimal intends to file a notice of intention in respect of share buyback program in accordance with securities laws later this month.

Optimal will hold a conference call on Tuesday, November 6, 2007 at 4:30 p.m. (EST). It is the intent of Optimal’s conference call to have the question and answer session limited to institutional analysts and investors. The call can be heard beginning at 4:30 p.m. (EST) as an audio webcast via Optimal’s website at www.optimalgrp.com. As well, Optimal invites retail brokers and individual investors to hear the conference call replay by dialing (514) 861-2272 or 1 (800) 408-3053 access code 3240946#. The replay may be heard beginning at 6:00 p.m. (EST) on November 6, 2007 and will be available for five business days thereafter.

For more information about Optimal, please visit the Company's website at www.optimalgrp.com.

Gary S. Wechsler

Chief Financial Officer

Optimal Group Inc.

(514) 738-8885

gary@optimalgrp.com

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expects”, “intends”, “anticipates”, “plans”, “believes”, “seeks”, “estimates”, or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements about our current expectations with respect to our future growth strategies, opportunities and prospects, competitive position and industry environment. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, or those of the markets we serve, to differ materially from those expressed in, or implied by, these forward-looking statements, including:

• existing and future governmental regulations;

• general economic and business conditions in the markets we serve;

• consumer confidence in the security of financial information transmitted via the Internet;

• levels of consumer fraud, disputes between consumers and merchants and merchant insolvency;

• our ability to safeguard against breaches of privacy and security when processing electronic transactions;

• the imposition of and our compliance with rules and practice procedures implemented by credit card and check clearing associations;

• our ability to adapt to changes in technology, including technology relating to electronic payments systems;

• our ability to protect our intellectual property;

• our relationships with our suppliers and the banking associations that we rely upon to process our electronic transactions;

• disruptions in the function of our electronic payments systems and technological defects; and

• the factors described under Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006.

There may be additional risks and uncertainties and other factors that we do not currently view as material or that are not necessarily known. The forward looking statements made in this document are only made as of the date of this document.

Except as required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changes in circumstances or any other reason after the date of this press release.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation. We are relying on the “safe harbor” provisions of the Private Securities Litigation Reform Act in connection with the forward-looking statements included in this press release.

Consolidated Balance Sheets, Statements of Operations and Comprehensive Income (Loss) and Statements of Cash Flows follow:

OPTIMAL GROUP INC.
Consolidated Balance Sheets
(Unaudited)

September 30, 2007 and December 31, 2006
(expressed in thousands of U.S. dollars)

	September 30,	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	$113,908	$103,922
Restricted cash	19,182	–
Cash held as reserves	9,230	18,960
Short-term investments	–	71,621
Short-term investments held as reserves	1,710	3,110
Settlement assets	993	7,061
Accounts receivable	5,185	5,600
Income taxes receivable and refundable investment tax credits	1,410	1,025
Prepaid expenses	1,973	2,625
Future income taxes	590	2,199
	154,181	216,123
Long-term receivables	810	3,144
Property and equipment	1,639	2,121
Goodwill and other intangible assets	100,359	106,041
Future income taxes	6,185	4,183
Other asset	10,186	10,423

	$273,360	$342,035
Liabilities and Shareholders' Equity
Current liabilities:
Bank indebtedness	$–	$8,581
Customer reserves and security deposits	21,963	61,897
Accounts payable and accrued liabilities	18,980	23,362
Income taxes payable	5,051	5,573
	45,994	99,413
Non-controlling interest	–	16,392
Future income taxes	6,748	6,848
Shareholders' equity:
Share capital	202,434	202,252
Additional paid-in capital	29,131	23,169
Deficit	(9,463)	(4,555)
Accumulated other comprehensive loss	(1,484)	(1,484)
	220,618	219,382

	$273,360	$342,035

OPTIMAL GROUP INC.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)

Periods ended September 30, 2007 and 2006
(expressed in thousands of U.S. dollars, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

Revenues	$27,622	$53,297	$85,730	$157,961

Expenses:
Transaction processing	17,404	26,353	54,173	76,406
Selling, general and administrative	7,614	15,014	21,088	41,533
Amortization of intangibles pertaining to transaction processing	3,066	3,090	9,402	9,155
Amortization of property and equipment	174	389	824	1,155
Stock-based compensation pertaining to selling, general and administrative	30	671	6,057	1,006
Research and development	584	849	1,848	2,479
Operating leases	292	409	806	1,161
Impairment loss	-	1,910	-	1,910

(Loss) earnings from continuing operations before undernoted item	(1,542)	4,612	(8,468)	23,156

Investment income	1,522	2,369	4,999	5,886

(Loss) earnings from continuing operations before income tax provision and non-controlling interest	(20)	6,981	(3,469)	29,042

Income tax (provision) recovery	(393)	3,098	(1,280)	(1,225)

(Loss) earnings from continuing operations before non-controlling interest	(413)	10,079	(4,749)	27,817

Non-controlling interest	-	1,361	159	5,518

(Loss) earnings from continuing operations	(413)	8,718	(4,908)	22,299

Loss from discontinued operations	-	(2,489)	-	(7,990)

Loss on disposal of discontinued operations	-	(4,283)	-	(4,283)

Net (loss) earnings and comprehensive income (loss)	$(413)	$1,946	$(4,908)	$10,026

Weighted average number of shares:
Basic	23,866,604	23,687,171	23,855,987	23,574,945
Plus impact of stock options and warrants	-	1,871,072	411,423	2,201,549

Diluted	23,866,604	25,558,243	24,267,410	25,776,494

(Loss) earnings per share:
Continuing operations:
Basic	$(0.02)	$0.37	$(0.21)	$0.95
Diluted	(0.02)	0.34	(0.21)	0.87
Discontinued operations:
Basic	-	(0.29)	-	(0.52)
Diluted	-	(0.26)	-	(0.48)
Net:
Basic	(0.02)	0.08	(0.21)	0.43
Diluted	(0.02)	0.08	(0.21)	0.39

OPTIMAL GROUP INC.
Consolidated Statements of Cash Flows
(Unaudited)

Periods ended September 30, 2007 and 2006
(expressed in thousands of U.S. dollars)

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

Cash flows from (used in) operating activities:
Net (loss) earnings	$(413)	$1,946	$(4,908)	$10,026
Add: loss from discontinued operations	-	2,489	-	7,990
loss on disposal of discontinued operations	-	4,283	-	4,283
Net (loss) earnings from continuing operations	(413)	8,718	(4,908)	22,299

Adjustments for items not affecting cash:
Non-controlling interest	-	1,361	159	5,518
Amortization	3,240	3,479	10,226	10,310
Gain on settlement of litigation	-	-	(1,612)	-
Future income taxes	1,165	(4,959)	168	(7,500)
Impairment loss	-	1,910	-	1,910
Stock-based compensation	30	671	6,057	1,006
Foreign exchange	(206)	145	(344)	(723)
Net change in operating assets and liabilities	2,749	2,436	(42,835)	(9,037)
	6,565	13,761	(33,089)	23,783

Cash flows from (used in) financing activities:
Proceeds from exercise of RSUs in Optimal Payments (Ireland) Limited	-	3	58	24
Proceeds from issuance of Class “A” shares	35	31	87	4,078
Optimal Payments (Ireland) Limited dividend paid	-	(2,689)	-	(4,796)
Decrease in bank indebtedness	-	(1,657)	(8,581)	(719)
Repurchase of Class “A” shares	-	-	-	(2,264)
	35	(4,312)	(8,436)	(3,677)

Cash flows from (used in) investing activities:
Repurchase of Optimal Payments (Ireland) Limited ordinary shares	-	-	(16,463)	-
Transaction costs	-	-	(1,748)	-
Purchase of property, equipment and intangible assets	(603)	(859)	(2,661)	(2,557)
(Acquisition of) proceeds from maturity of short-term investments	-	(7,997)	71,621	26,251
Decrease (increase) in long-term receivables	39	(265)	401	324
	(564)	(9,121)	51,150	24,018

Effect of exchange rate changes on cash and cash equivalents during the period	206	(25)	361	377

Cash flows of discontinued operations:
Operating cash flows	-	(844)	-	(4,105)
Investing cash flows	-	(5)	-	(87)
	-	(849)	–	(4,192)

Increase (decrease) in cash and cash equivalents	6,242	(546)	9,986	40,309

Cash and cash equivalents, beginning of period	107,666	139,091	103,922	98,236

Cash and cash equivalents, end of period	$113,908	$138,545	$113,908	$138,545

Annex A

Use of Non-GAAP Financial Information

We supplement our reporting of net earnings (loss) determined in accordance with Canadian and U.S. GAAP by reporting "adjusted earnings" as a measure of earnings in this earnings release. In establishing this supplemental measure of earnings, we exclude foreign exchange gains and losses, discontinued operations, impairment losses, restructuring costs, stock-based compensation and amortization of intangibles pertaining to transaction processing from net earnings (loss) as management believes that foreign exchange gains and losses are largely uncontrollable by management and discontinued operations, impairment losses, restructuring costs, stock-based compensation and amortization of intangibles pertaining to transaction processing are not reflective of our core operations. Adjusted earnings for 2006 have been modified to exclude amortization of intangibles pertaining to transaction processing to be comparable with management’s current definition.

Management believes that adjusted earnings is useful to investors as a measure of our earnings because it is, for management, a primary measure of our performance, and provides a more meaningful reflection of our earnings.

Adjusted earnings does not have a standardized meaning under Canadian or U.S. GAAP and therefore should be considered in addition to, and not as a substitute for, earnings (loss) or any other amount determined in accordance with Canadian and U.S. GAAP. Our measure of adjusted earnings reflects management's judgment in regard to the impact of foreign exchange gains and losses, discontinued operations, impairment losses, restructuring costs, stock-based compensation and amortization of intangibles pertaining to transaction processing on our core operations, and may not be comparable to similarly titled measures reported by other companies.

OPTIMAL GROUP INC.
Reconciliation of Non-GAAP Financial Information
(expressed in thousands of U.S. dollars, except per share amounts)
	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
	unaudited	unaudited	unaudited	unaudited

Net (loss) earnings	$(413)	$1,946	$(4,908)	$10,026

Add:

Amortization of intangibles pertaining to transaction processing, net of income tax recoveries	2,978	2,942	9,138	8,711
Foreign exchange losses	601	11	911	493
Stock-based compensation pertaining to selling, general and administrative	30	671	6,057	1,006
Impairment loss	-	1,910	-	1,910
Loss from discontinued operations	-	6,772	-	12,273

Adjusted earnings	$3,196	$14,252	$11,198	$34,419

Diluted shares	23,867	25,558	24,267	25,776

Adjusted earnings per diluted share	$0.13	$0.56	$0.46	$1.34